UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03380

Legg Mason Capital Management Value Trust, Inc.

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Investment Commentary and

Semi-Annual Repor t

Legg Mason

Capital Management

Value Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Value Trust, Inc.

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Market overview

As of April 30, 2011, calendar year-to-date returns are nicely positive for every U.S. equity market index, with mid-caps, small-caps and growth leading the way. Of the sectors, only Financials and Information Technology (“IT”) have decisively underperformed the market over the last twelve months. Looking back over the past three years, returns were mixed, but only the Russell 1000 Value Indexi posted an annualized negative return, weighed down by Financials, Utilities and (believe it or not) Energy. The strongest performers over the past three years were the mid-cap, small-cap and growth segments of the market, driven by strong performance in Consumer Discretionary, Consumer Staples, Health Care and IT. Based on this three-year history, the underperformance of both large-caps and value is quite extreme, and, in our opinion, these areas would seem to offer a host of compelling opportunities for contrarian investors.

During April, the “it” event that spooked investors came mid-month when credit rating agency Standard & Poor’s (“S&P”) ratcheted down the United States’ credit outlook to “negative.” In a statement, S&P noted the obvious — the U.S. has large annual budget deficits, $14 trillion in federal debt and a politically polarized budget process which makes difficult choices even thornier. Although changing the outlook from “stable” to “negative” does not reduce the U.S.’s vaunted triple-A (“AAA”) rating, it sparked investors’ lingering post-traumatic stress from 2008 and early 2009. Commentators chimed in with dire predictions about how the Chinese would stop buying U.S. debt, Congress would fail to raise the debt ceiling thereby triggering a default, and nothing would get done to fix any of this before the 2012 election.

The media latched onto the story, and equities followed the script as the S&P 500 Indexii fell 1.1% on April 18th. However, the bears’ victory dance was brief as the equity market reversed much of its April 18th decline the next day, and by the end of the week was 1.3% higher than it had closed the previous week. The market’s sharp recovery should not be surprising and, absent major new developments, we do not believe that the U.S.’s credit rating, the debt ceiling or budget negotiations are likely to undermine the market.

Contrary to popular perception, the market manages to look through well-understood events. The reason is simple. Markets rapidly discount current information and expectations for the future. It is not current fundamentals that drive price

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Value Trust, Inc.	III

changes, but rather the expectations that are discounted and how those expectations change. Therefore, even the worst news bulletin doesn’t necessarily result in lower prices if the market has already discounted the information. When dealing with a situation as prominent and well-vetted as the United States’ fiscal condition, it is unlikely that a report that simply enumerates well-known woes will shift the prevailing market direction. While there is plenty of insight that can come from a trenchant analysis of the fiscal situation of the United States — Mary Meeker’s recent “A Basic Summary of America’s Financial Statements” is an excellent start for those interested — there was little in the “news” from S&P that the equity market hadn’t already discounted.

Despite the histrionics of April 18th, the credit default swap (“CDS”) market on U.S. Treasury bonds reflects that not only is the perceived risk of a U.S. default not rising, but it also has been declining for roughly the past two years. CDSs are the predominant instrument for holders of government bonds seeking to insure their investments against the risk of default. In this market, CDS prices rise in concert with the fear of default. While CDSs on U.S. Treasury debt closed up eight basis points to 49.50 basis points on April 18th, this move soon reversed similar to the snap-back in equities and traded at 43.92 as of month end. This is less than two basis points higher than the 42.63 average over the past twelve months and well below the preceding twelve-month high of 51.50 on January 28th. Further, current CDS prices are well below the 100.00 level seen in early 2009 when the financial crisis was at its height. Contrary to all you read about the impending fiscal crisis, CDS prices have been coming down over the last two years or so.

Legg Mason Capital Management Value Trust, Inc.

Top contributors to performance

During the six months ended April 30, 2011, Capital One Financial Corp. was a leading contributor to performance as the bank reported a better-than-expected fourth quarter profit due to an improving rate of credit card defaults. Despite a rise in share price of 47% in the past six months, at the time of this writing, Capital One trades at under 8x consensus earnings expectations for 2011. In our view, the market continues to underestimate the company’s long-term earnings power. As the economy continues to improve, charge-offs in its credit card portfolio should decline and thus spur earnings growth at the company.

General Electric Co. was up just under 30% over the prior six months, almost twice as much as the S&P 500 Index and nearly 800 basis points higher than the S&P Industrial Indexiii. The company raised its dividend for the third time in nine months and currently yields over 3%, yet the stock still trades near the low end of its historic range relative to its peers. The company has repurchased $2.3 billion of its shares since mid-2010 and has indicated it has no major acquisitions being considered for the balance of 2011. We believe further share buybacks and dividend increases will be among GE’s main uses of cash as it works to integrate the energy acquisitions completed over the past year. The company intends to retire the preferred equity that was sold to Berkshire Hathaway during the financial crisis, which would eliminate $300 million in annual dividend payments once the $3 billion issue, plus the repayment fee, is paid. We believe this, along with further improvements in GE Capital due to lower loss provisions and higher volumes, should further improve the company’s capital position.

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Value Trust, Inc.

Investment commentary (cont’d)

ConocoPhillips shares were up 34% over the past six months. The stock posted solid gains in the first quarter on the back of better-than-expected results, a 20% hike in its quarterly dividend, and a $10 billion share-buyback authorization. The company also announced asset sales totaling $5 billion to $10 billion that management plans to use for share repurchases over the next two to three years. With a current indicated yield of approximately 3.7% and an existing buyback program covering 9.4% of its current shares outstanding, ConocoPhillips has an estimated owner’s yield of nearly 12%. Trading at the time of this writing at 8.8x 2011 and 8.2x 2012 consensus earnings per share estimates, we believe ConocoPhillips is an attractive investment.

Top detractors from performance

Cisco Systems Inc. shares fell 23% over the prior six months. Investors punished the company’s shares in February after the networking-equipment giant reported disappointing earnings for its fiscal second quarter ending in January. Cisco’s gross margins fell due to pricing pressure and mix shift to lower-margin products in some of its businesses. This, along with disappointments in the prior two quarters, has led to severe investor pessimism around the stock. We acknowledge that Cisco faces some fundamental challenges. However, the stock is discounting meaningful declines in free cash flow over the next decade, an outcome that we view as unlikely given that Cisco is the market leader in a number of growing markets. The company should benefit from the growing demands on networks owing to the centralization of computing and the proliferation of video. While we continue to monitor Cisco management’s progress toward improving execution and working through competitive challenges, we are also encouraged by management’s shareholder-friendly initiatives, including share repurchasing power of 13% of the current market cap and the recent initiation of the company’s first-ever cash dividend.

Best Buy Co. Inc. shares dropped approximately 27% in the past six months. Shares lagged during the first quarter after the consumer electronics giant posted weak quarterly results and issued lower-than-expected guidance for the full fiscal year. Moreover, comparable store sales fell nearly 5% year-over-year and the company expects comparables to continue to be flat or negative. Analysts and investors alike argue that secular issues, such as competition from e-commerce, could challenge the long-term viability of Best Buy’s business model. Nevertheless, we believe that cyclical factors are more to blame and that investor confidence – along with the performance of the shares – will improve in the event of a profitable product cycle. Further, the stock is trading near a ten-year valuation low and the company has maintained its shareholder-friendly capital allocation, buying back nearly 8% of its shares outstanding over the past year with plenty more remaining on its current share repurchase authorization.

United Continental Holdings Inc. (“UAL”) was another detractor for the six months ended April 30th. The company’s stock decreased 21% over the six-month period. Shares of airline stocks suffered recently as a result of the spike in jet fuel prices caused by unrest in the Middle East. Despite the volatility in fuel prices, we continue to believe that UAL represents a very attractive equity with strong operational performance and a relatively cheap valuation.

Market outlook

In mid-February, the North African revolutions triggered the beginning of a correction in the market and in companies most

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Value Trust, Inc.	V

sensitive to the economic recovery. The sell-off in the market which began in February accelerated following the tragic events in Japan in early March. During that period, volatility and risk rose dramatically, resulting in a 75% rise in the VIXiv and a spike in several risk spreads we monitor. The drop in prices gave us an opportunity to add to our exposure in the Health Care and Consumer Staples sectors, as well as add an Industrials stock and Energy name to the Fund, and to strategically spread out some exposure in IT and Financials.

During the past six months, Energy and Industrials significantly led the overall market, rising approximately 36% and 22%, respectively, while all but two other sectors trailed the S&P 500 Index, which returned 16.36% for the period. We took advantage of the very volatile market environment to purchase fourteen securities and eliminate six from the portfolio.

Late in 2010, we purchased Johnson & Johnson and Pfizer Inc., which further increased our overweight exposure to the Health Care sector. In late February and during the month of March, we purchased Chevron Corp. and Norfolk Southern Corp. Chevron is a major integrated oil company with a strong balance sheet and a production profile that includes large global natural gas reserves. Chevron has a current dividend yield of 3%, a dividend growth rate of 10% for the past five years and a price-to-earnings (“P/E”) ratiov under 8. We believe Norfolk Southern is the most attractive company of all the railroads, and that it has an excellent management team and a strong record of capital allocation.

Within the consumer space, we swapped our Wal-Mart Stores Inc. position for Target Corp. and we reduced our positions in AES Corp., Transocean Ltd. and several IT names. We also eliminated Amgen Inc. to fund new positions in Health Care, Consumer Staples and IT.

The changes in existing positions and the new and eliminated positions resulted in a significant increase in the average market capitalization of companies in the portfolio, which rose almost $30 billion during the six months ended April 30th. Some of the key valuation metrics of the portfolio were also improved. As of the date of this writing, the weighted average market capitalization of the portfolio is approximately $94 billion, the long-term earnings growth rate improved to almost 11%, the average return on invested capital rose to 29.1% and the forward P/E ratio for the Fund dropped significantly and is currently at approximately 9.9x estimated earnings for 2012.

We believe that the repositioning during the turmoil has resulted in stronger absolute and relative fundamentals in the portfolio. We will continue to opportunistically take advantage of corrections amidst what we believe is a sustainable economic expansion. While we recognize the geopolitical risks to the market and the volatility that unexpected events have on prices, we believe that long-term investors will be rewarded by investing in companies trading at significant discounts to intrinsic business values.

Sincerely,

Legg Mason Capital Management, LLC

May 26, 2011

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone

The Investment Commentary is not a part of the Semi-Annual Report.

VI	Legg Mason Capital Management Value Trust, Inc.

Investment commentary (cont’d)

to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.0%), Time Warner Inc. (2.9%), ConocoPhillips (2.8%), Citigroup Inc. (2.8%), eBay Inc. (2.8%), JPMorgan Chase & Co. (2.7%), AES Corp. (2.7%), Microsoft Corp. (2.7%), International Business Machines Corp. (2.7%) and Texas Instruments Inc. (2.7%). Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2011 were: Information

Technology (27.9%), Financials (26.0%), Health Care (13.3%), Consumer Discretionary (12.5%) and Energy (7.3%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The S&P Industrial Index is a capitalization-weighted index of all stocks designed to measure the performance of the industrial sector of the S&P 500 Index.

iv

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

[v]	The price-to-earnings ratio (“P/E”) is a stock's price divided by its earnings per share.

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2011

Semi-Annual Repor t

Legg Mason

Capital Management

Value Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Value Trust, Inc. for the six-month reporting period ended April 30, 2011.

Total returns for the Fund, excluding sales charges, for the six-month period ended April 30, 2011 are presented below, along with those of the Fund’s unmanaged benchmark and Lipper peer group:

Performance Snapshot as of April 30, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason Capital Management Value Trust, Inc.:
Class A	10.21%
Class C	9.81%
Class R	10.02%
Class FI	10.14%
Class I	10.34%
S&P 500 Index [i]	16.36%
Lipper Large-Cap Core Funds Category Average[1]	15.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.00%, 1.77%, 1.37%, 1.13% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,112 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Letter to our shareholders (cont’d)

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	R. Jay Gerken, CFA President

May 27, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. Additional risks may include those risks associated with investing in fixed-income and high-yield securities, small- and mid-sized companies and foreign investments. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.21%	$1,000.00	$1,102.20	0.99%	$5.16	Class A	5.00%	$1,000.00	$1,019.89	0.99%	$4.96
Class C	9.81	1,000.00	1,098.10	1.74	9.05	Class C	5.00	1,000.00	1,016.17	1.74	8.70
Class R	10.02	1,000.00	1,100.20	1.34	6.98	Class R	5.00	1,000.00	1,018.15	1.34	6.71
Class FI	10.14	1,000.00	1,101.40	1.12	5.84	Class FI	5.00	1,000.00	1,019.24	1.12	5.61
Class I	10.34	1,000.00	1,103.40	0.77	4.02	Class I	5.00	1,000.00	1,020.98	0.77	3.86

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2011

Legg Mason Capital Management Value Trust, Inc.

Security	Shares	Value
Common Stocks — 98.8%
Consumer Discretionary — 12.5%
Automobiles — 2.9%
Ford Motor Co.	4,443,100	$68,734,757	*
General Motors Co.	1,382,800	44,374,052	*
Total Automobiles		113,108,809
Hotels, Restaurants & Leisure — 1.5%
Yum! Brands Inc.	1,133,850	60,819,714
Internet & Catalog Retail — 2.3%
Amazon.com Inc.	468,400	92,040,600	*
Media — 2.9%
Time Warner Inc.	2,997,600	113,489,136
Multiline Retail — 1.5%
Target Corp.	1,235,400	60,658,140
Specialty Retail — 1.4%
Best Buy Co. Inc.	1,816,200	56,701,764
Total Consumer Discretionary		496,818,163
Consumer Staples — 3.3%
Beverages — 1.7%
PepsiCo Inc.	1,004,800	69,220,672
Food & Staples Retailing — 0.1%
CVS Caremark Corp.	100,000	3,620,491
Household Products — 1.5%
Procter & Gamble Co.	900,000	58,410,000
Total Consumer Staples		131,251,163
Energy — 7.3%
Energy Equipment & Services — 0.3%
Transocean Ltd.	200,000	14,550,000	*
Oil, Gas & Consumable Fuels — 7.0%
BP PLC, ADR	2,144,600	98,951,844
Chevron Corp.	600,000	65,664,000
ConocoPhillips	1,424,100	112,404,213
Total Oil, Gas & Consumable Fuels		277,020,057
Total Energy		291,570,057
Financials — 26.0%
Capital Markets — 4.9%
BlackRock Inc.	292,200	57,253,668
Goldman Sachs Group Inc.	517,400	78,132,574
Morgan Stanley	2,166,867	56,663,572
Total Capital Markets		192,049,814

See Notes to Financial Statements.

6	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Capital Management Value Trust, Inc.

Security	Shares	Value
Commercial Banks — 2.5%
Wells Fargo & Co.	3,426,700	$99,751,237
Consumer Finance — 4.4%
American Express Co.	1,676,200	82,267,896
Capital One Financial Corp.	1,700,000	93,041,000
Total Consumer Finance		175,308,896
Diversified Financial Services — 9.6%
Bank of America Corp.	6,988,400	85,817,552
Citigroup Inc.	23,879,100	109,605,069	*
JPMorgan Chase & Co.	2,391,200	109,110,456
NYSE Euronext	1,939,214	77,665,521
Total Diversified Financial Services		382,198,598
Insurance — 4.6%
AFLAC Inc.	1,754,042	98,559,620
MetLife Inc.	1,800,000	84,222,000
Total Insurance		182,781,620
Total Financials		1,032,090,165
Health Care — 13.3%
Biotechnology — 2.8%
Celgene Corp.	422,400	24,870,912	*
Gilead Sciences Inc.	2,243,200	87,125,888	*
Total Biotechnology		111,996,800
Health Care Equipment & Supplies — 1.2%
Medtronic Inc.	1,135,400	47,402,950
Health Care Providers & Services — 4.5%
Aetna Inc.	2,197,231	90,921,419
UnitedHealth Group Inc.	1,756,373	86,466,243
Total Health Care Providers & Services		177,387,662
Pharmaceuticals — 4.8%
Abbott Laboratories	253,000	13,166,120
Johnson & Johnson	864,400	56,808,368
Merck & Co. Inc.	1,473,500	52,972,325
Pfizer Inc.	3,329,300	69,782,128
Total Pharmaceuticals		192,728,941
Total Health Care		529,516,353
Industrials — 5.8%
Airlines — 1.8%
United Continental Holdings Inc.	3,060,300	69,836,046	*
Industrial Conglomerates — 3.0%
General Electric Co.	5,817,900	118,976,055

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	7

Legg Mason Capital Management Value Trust, Inc.

Security			Shares	Value
Road & Rail — 1.0%
Norfolk Southern Corp.			546,700	$40,827,556
Total Industrials				229,639,657
Information Technology — 27.9%
Communications Equipment — 6.4%
Cisco Systems Inc.			4,823,800	84,705,928
QUALCOMM Inc.			1,724,900	98,043,316
Research In Motion Ltd.			1,480,100	72,006,865	*
Total Communications Equipment				254,756,109
Computers & Peripherals — 7.4%
Apple Inc.			300,000	104,469,000	*
EMC Corp.			3,142,900	89,069,786	*
Hewlett-Packard Co.			2,501,900	101,001,703
Total Computers & Peripherals				294,540,489
Internet Software & Services — 2.7%
eBay Inc.			3,185,000	109,564,000	*
IT Services — 4.0%
International Business Machines Corp.			625,000	106,612,500
MasterCard Inc., Class A Shares			187,500	51,729,375
Total IT Services				158,341,875
Semiconductors & Semiconductor Equipment — 4.7%
Intel Corp.			3,422,032	79,356,922
Texas Instruments Inc.			3,000,000	106,590,000
Total Semiconductors & Semiconductor Equipment				185,946,922
Software — 2.7%
Microsoft Corp.			4,100,000	106,682,000
Total Information Technology				1,109,831,395
Utilities — 2.7%
Independent Power Producers & Energy Traders — 2.7%
AES Corp.			8,068,923	106,832,540	*
Total Investments before Short-Term Investments (Cost — $2,685,244,879)				3,927,549,493

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.7%
Repurchase Agreements — 2.7%
Bank of America repurchase agreement dated 4/29/11; Proceeds at maturity - $54,535,502; (Fully collateralized by U.S. government agency obligations, 1.600% due 11/23/15; Market value — $55,715,709)	0.010%	5/2/11	$54,535,457	54,535,457

See Notes to Financial Statements.

8	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Capital Management Value Trust, Inc.

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
Goldman Sachs & Co. repurchase agreement dated 4/29/11; Proceeds at maturity - $54,535,593; (Fully collateralized by U.S. government agency obligations, 2.600% due 4/11/16; Market value — $55,668,242)	0.030%	5/2/11	$54,535,457	$54,535,457
Total Short-Term Investments (Cost — $109,070,914)				109,070,914
Total Investments — 101.5% (Cost — $2,794,315,793#)				4,036,620,407
Liabilities in Excess of Other Assets — (1.5)%				(61,332,719)
Total Net Assets — 100.0%				$3,975,287,688

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments, at value (Cost — $2,794,315,793)	$4,036,620,407
Receivable for securities sold	37,738,164
Dividends and interest receivable	5,835,613
Receivable for Fund shares sold	2,609,628
Prepaid expenses	7,436
Other assets	115,796
Total Assets	4,082,927,044

Liabilities:
Payable for securities purchased	69,861,985
Payable for Fund shares repurchased	31,960,481
Investment management fee payable	2,133,808
Distribution fees payable	2,058,534
Directors’ fees payable	19,512
Accrued expenses	1,605,036
Total Liabilities	107,639,356
Total Net Assets	$3,975,287,688

Net Assets:
Par value (Note 7)	$91,718
Paid-in capital in excess of par value	5,379,968,350
Accumulated net investment loss	(3,196,355)
Accumulated net realized loss on investments	(2,569,288,720)
Net unrealized appreciation on investments	1,167,712,695
Total Net Assets	$3,975,287,688

Shares Outstanding:
ClassA	3,084,119
ClassC	61,771,982
ClassR	639,657
ClassFI	3,880,548
ClassI	22,341,425

Net Asset Value:
ClassA (and redemption price)	$41.78
ClassC*	$41.29
ClassR (and redemption price)	$46.45
ClassFI (and redemption price)	$46.90
ClassI (and redemption price)	$48.54
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$44.33

*	Redemption price per share is NAV of Class C shares reduced by a 0.95% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Dividends	$24,748,134
Interest	24,878
Total Investment Income	24,773,012

Expenses:
Investment management fee (Note 2)	13,157,388
Distribution fees (Notes 2 and 5)	12,195,956
Transfer agent fees (Note 5)	1,704,390
Legal fees	170,766
Custody fees	166,772
Shareholder reports	94,220
Directors’ fees	62,022
Registration fees	35,872
Audit and tax	15,235
Miscellaneous expenses	115,626
Total Expenses	27,718,247
Less: Expense reimbursements (Notes 2 and 5)	(87,257)
Net Expenses	27,630,990
Net Investment Loss	(2,857,978)

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(56,001,791)	*
Change in Net Unrealized Appreciation (Depreciation) from Investments	441,288,595
Net Gain on Investments	385,286,804
Increase in Net Assets From Operations	$382,428,826

*	Includes $551,334,343 of net realized loss on the sale of shares of affiliated companies.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010	2011	2010

Operations:
Net investment loss	$(2,857,978)	$(16,467,528)
Net realized gain (loss)	(56,001,791)	318,071,169
Change in net unrealized appreciation (depreciation)	441,288,595	155,786,224
Increase in Net Assets From Operations	382,428,826	457,389,865

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(31,231,365)
Decrease in Net Assets From Distributions to Shareholders	—	(31,231,365)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	160,531,517	352,289,677
Reinvestment of distributions	—	30,479,702
Cost of shares repurchased	(784,330,018)	(1,265,609,783)
Net assets of shares issued in connection with merger (Note 8)	187,597,877	—
Decrease in Net Assets From Fund Share Transactions	(436,200,624)	(882,840,404)
Decrease in Net Assets	(53,771,798)	(456,681,904)

Net Assets:
Beginning of period	4,029,059,486	4,485,741,390
End of period*	$3,975,287,688	$4,029,059,486
* Includes accumulated net investment loss and overdistributed net investment income, respectively, of:	$(3,196,355)	$(338,377)

See Notes to Financial Statements.

12	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009[3]	2009[4]

Net asset value, beginning of period	$ 37.91	$ 34.24	$ 23.02	$ 24.02

Income (loss) from operations:
Net investment income (loss)	0.05	0.02	(0.01)	0.03
Net realized and unrealized gain (loss)	3.82	3.98	11.23	(1.03)
Total income (loss) from operations	3.87	4.00	11.22	(1.00)

Less distributions from:
Net investment income	—	(0.33)	—	—
Total distributions	—	(0.33)	—	—

Net asset value, end of period	$41.78	$37.91	$34.24	$23.02
Total return[5]	10.21%	11.75%	48.74%	(4.16)%

Net assets, end of period (000s)	$128,867	$117,534	$110,523	$66,066

Ratios to average net assets:
Gross expenses	1.00%[6]	1.00%	1.03%[6]	1.06%[6]
Net expenses[7,8]	0.99 [6]	0.99	1.03 [6]	1.05 [6]
Net investment income (loss)	0.27 [6]	0.06	(0.06) [6]	0.89 [6]

Portfolio turnover rate	23%	34%	4%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period ended April 1, 2009 through October 31, 2009.

[4]	For the period February 2, 2009 (inception date) to March 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	13

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2,3]	2010[2]	2009[2,4]	2009[2,5]	2008[2,5]	2007[2,5]	2006[5]

Net asset value, beginning of period	$ 37.60	$ 34.07	$ 23.00	$ 49.79	$ 71.57	$ 69.14	$ 61.35

Income (loss) from operations:
Net investment income (loss)	(0.09)	(0.26)	(0.13)	0.01	(0.44)	(0.57)	(0.55)
Net realized and unrealized gain (loss)	3.78	3.97	11.20	(23.64)	(15.31)	3.00	8.34
Total income (loss) from operations	3.69	3.71	11.07	(23.63)	(15.75)	2.43	7.79

Less distributions from:
Net investment income	—	(0.18)	—	—	—	—	—
Net realized gains	—	—	—	(3.16)	(6.03)	—	—
Total distributions	—	(0.18)	—	(3.16)	(6.03)	—	—

Net asset value, end of period	$41.29	$37.60	$34.07	$23.00	$49.79	$71.57	$69.14
Total return[6]	9.81%	10.92%	48.13%	(50.55)%	(23.86)%	3.51%	12.70%

Net assets, end of period (000s)	$2,550,361	$2,501,637	$2,733,143	$2,007,158	$6,523,527	$11,111,284	$12,117,518

Ratios to average net assets:
Gross expenses	1.74%[7]	1.77%	1.70%[7]	1.72%	1.68%	1.70%	1.68%
Net expenses[8,9]	1.74 [7]	1.76	1.69 [7]	1.72	1.68	1.69	1.68
Net investment income (loss)	(0.48) [7]	(0.72)	(0.72) [7]	0.03	(0.64)	(0.84)	(0.83)

Portfolio turnover rate	23%	34%	4%	22%	20%	11%	13%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2011 (unaudited).

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures, exclusive of CDSCs, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009[3]	2009[4]	2008[4]	2007[5]

Net asset value, beginning of period	$ 42.22	$ 38.15	$ 25.70	$ 55.07	$ 78.21	$79.73

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.13)	(0.07)	0.15	(0.10)	(0.08)
Net realized and unrealized gain (loss)	4.25	4.45	12.52	(26.36)	(17.01)	(1.44)
Total income (loss) from operations	4.23	4.32	12.45	(26.21)	(17.11)	(1.52)

Less distributions from:
Net investment income	—	(0.25)	—	—	—	—
Net realized gains	—	—	—	(3.16)	(6.03)	—
Total distributions	—	(0.25)	—	(3.16)	(6.03)	—

Net asset value, end of period	$46.45	$42.22	$38.15	$25.70	$55.07	$78.21
Total return[6]	10.02%	11.37%	48.45%	(50.37)%	(23.57)%	(1.92)%

Net assets, end of period (000s)	$29,711	$32,715	$34,785	$23,260	$32,862	$608

Ratios to average net assets:
Gross expenses	1.34%[7]	1.37%	1.32%[7]	1.36%	1.32%	6.25%[7]
Net expenses[8,9]	1.34 [7]	1.37	1.31 [7]	1.36	1.32	1.19 [7]
Net investment income (loss)	(0.08) [7]	(0.32)	(0.34) [7]	0.38	(0.14)	(0.45) [7]

Portfolio turnover rate	23%	34%	4%	22%	20%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]	For the period December 28, 2006 (inception date) to March 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	15

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2011[2,3]	2010[2]	2009[2,4]	2009[2,5]	2008[2,5]	2007[2,5]	2006[5]

Net asset value, beginning of period	$ 42.58	$ 38.47	$ 25.86	$ 55.24	$ 78.23	$ 75.07	$ 66.18

Income (loss) from operations:
Net investment income (loss)	0.04	(0.03)	(0.01)	0.28	0.00 [6]	(0.12)	(0.10)
Net realized and unrealized gain (loss)	4.28	4.47	12.62	(26.50)	(16.96)	3.28	8.99
Total income (loss) from operations	4.32	4.44	12.61	(26.22)	(16.96)	3.16	8.89

Less distributions from:
Net investment income	—	(0.33)	—	—	—	—	—
Net realized gains	—	—	—	(3.16)	(6.03)	—	—
Total distributions	—	(0.33)	—	(3.16)	(6.03)	—	—

Net asset value, end of period	$46.90	$42.58	$38.47	$25.86	$55.24	$78.23	$75.07
Total return[7]	10.14%	11.59%	48.76%	(50.23)%	(23.36)%	4.21%	13.43%

Net assets, end of period (000s)	$181,994	$304,132	$469,549	$325,572	$1,073,237	$2,210,274	$2,047,848

Ratios to average net assets:
Gross expenses	1.12%[8]	1.13%	1.03%[8]	1.06%	1.03%	1.03%	1.02%
Net expenses[9,10]	1.12 [8]	1.12	1.03 [8]	1.06	1.03	1.03	1.02
Net investment income (loss)	0.17 [8]	(0.07)	(0.05) [8]	0.69	0.00 [11]	(0.17)	(0.18)

Portfolio turnover rate	23%	34%	4%	22%	20%	11%	13%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2011 (unaudited).

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects expense reimbursements.

[11]	Amount represents less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,5]	2006[5]

Net asset value, beginning of period	$ 43.99	$ 39.67	$ 26.63	$ 56.63	$ 79.78	$ 76.30	$ 67.04

Income (loss) from operations:
Net investment income	0.11	0.11	0.04	0.43	0.28	0.12	0.10
Net realized and unrealized gain (loss)	4.44	4.63	13.00	(27.27)	(17.40)	3.36	9.16
Total income (loss) from operations	4.55	4.74	13.04	(26.84)	(17.12)	3.48	9.26

Less distributions from:
Net investment income	—	(0.42)	—	—	—	—	—
Net realized gains	—	—	—	(3.16)	(6.03)	—	—
Total distributions	—	(0.42)	—	(3.16)	(6.03)	—	—

Net asset value, end of period	$48.54	$43.99	$39.67	$26.63	$56.63	$79.78	$76.30
Total return[6]	10.34%	12.01%	48.97%	(50.09)%	(23.10)%	4.56%	13.81%

Net assets, end of period (000s)	$1,084,355	$1,073,041	$1,137,741	$1,054,473	$4,564,643	$6,801,035	$6,213,811

Ratios to average net assets:
Gross expenses	0.78%[7]	0.80%	0.78%[7]	0.74%	0.69%	0.70%	0.69%
Net expenses[8,9]	0.77 [7]	0.79	0.78 [7]	0.74	0.69	0.70	0.69
Net investment income	0.49 [7]	0.26	0.20 [7]	0.99	0.36	0.16	0.16

Portfolio turnover rate	23%	34%	4%	22%	20%	11%	13%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Value Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ”1940 Act”), as an open-end, diversified investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

18	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$3,927,549,493	—	—	$3,927,549,493
Short-term investments†	—	$109,070,914	—	109,070,914
Total investments	$3,927,549,493	$109,070,914	—	$4,036,620,407

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Redemptions in-kind. The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the six months ended April 30, 2011, the Fund realized $19,643,464 of net gain on $52,306,688 redemption in-kind transactions, which will not be recognized for tax purposes.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	19

to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain (loss) on investment transactions. During the period ended April 30, 2011, the Fund did not receive any commission rebates.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC, formerly Legg Mason Capital Management Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650

20	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Average Daily Net Assets	Annual Rate
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses.

During the six months ended April 30, 2011, expenses reimbursed amounted to $87,257.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 0.95% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2011, LMIS and its affiliates received sales charges of approximately $10,000 on the sales of Fund’s Class A shares. In addition, for the six months ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$0*	$41,000

*	Amount represents less than $1,000.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	21

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$896,227,090
Sales	1,470,410,837

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,267,693,190
Gross unrealized depreciation	(25,388,576)
Net unrealized appreciation	$1,242,304,614

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 0.25%, and 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.70% and 0.25% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for the payment of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$148,409	$24,068
Class C	11,663,734	1,068,005
Class R	79,712	22,273
Class FI	304,101	204,870
Class I	—	385,174
Total	$12,195,956	$1,704,390

22	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2011, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$2,634
Class C	54,542
Class R	709
Class FI	5,475
Class I	23,897
Total	$87,257

6. Distributions to shareholders by class

	Six Months Ended April 30, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	—	$1,072,087
Class C	—	14,171,764
Class R	—	220,525
Class FI	—	4,018,027
Class I	—	11,748,962
Total	—	$31,231,365

7. Fund share transactions

At April 30, 2011, there were 100,000,000, 450,000,000, 500,000,000, 100,000,000 and 450,000,000 shares authorized at $0.001 par value for Class A, Class C, Class R, Class FI and Class I, respectively, of the Fund.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	168,850	$6,826,097	510,138	$18,601,189
Shares issued on reinvestment	—	—	28,989	1,034,922
Shares repurchased	(428,757)	(17,329,985)	(667,241)	(23,978,261)
Shares issued with merger	243,935	10,010,553	—	—
Net decrease	(15,972)	$(493,335)	(128,114)	$(4,342,150)

Class C
Shares sold	784,620	$31,144,921	2,119,129	$76,783,095
Shares issued on reinvestment	—	—	388,001	13,832,220
Shares repurchased	(9,628,685)	(382,685,407)	(16,191,240)	(584,312,359)
Shares issued with merger	4,084,664	165,650,632	—	—
Net decrease	(4,759,401)	$(185,889,854)	(13,684,110)	$(493,697,044)

Class R
Shares sold	72,673	$3,283,352	204,182	$8,356,934

Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report	23

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	—	—	5,528	220,525
Shares repurchased	(207,902)	(9,414,871)	(346,516)	(14,010,099)
Net decrease	(135,229)	$(6,131,519)	(136,806)	$(5,432,640)

Class FI
Shares sold	293,996	$13,371,319	1,062,965	$43,558,290
Shares issued on reinvestment	—	—	99,646	4,000,778
Shares repurchased	(3,555,564)	(162,058,258)	(6,226,904)	(250,838,185)
Net decrease	(3,261,568)	$(148,686,939)	(5,064,293)	$(203,279,117)

Class I
Shares sold	2,266,412	$105,905,828	4,873,390	$204,990,169
Shares issued on reinvestment	—	—	275,484	11,391,257
Shares repurchased	(4,567,658)	(212,841,497)	(9,433,144)	(392,470,879)
Shares issued with merger	250,422	11,936,692	—	—
Net decrease	(2,050,824)	$(94,998,977)	(4,284,270)	$(176,089,453)

8. Transfer of net assets

On April 21, 2011, the Fund acquired the assets and certain liabilities of the Legg Mason Capital Management American Leading Companies Trust (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund (prior to the reorganization) on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Capital Management American Leading Companies Trust	4,579,021	$187,597,877	$3,762,985,216

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class C and Class I shares received 0.440092, 0.440673 and 0.396905 shares of the Fund’s Class A, Class C and Class I shares, respectively. The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $74,591,919, accumulated net realized loss of $(43,129,700) and accumulated net investment loss of $(286,954). Total net assets of the Fund immediately after the transfer were $3,950,583,093. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Pro forma results of operations of the combined entity for the six months ended April 30, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment loss	$(3,029,008)
Net realized loss	(36,962,310)
Change in net unrealized appreciation (depreciation)	444,471,298
Increase in net assets from operations	$404,479,980

24	Legg Mason Capital Management Value Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Because the Acquired Fund and Fund have been managed as a single fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 21, 2011.

9. Capital loss carryforward

As of October 31, 2010, the Fund had a net capital loss carryforward of approximately $2,506,687,775 of which $1,133,818,872 expires in 2016 and $1,372,868,903 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Transactions with affiliated companies

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended April 30, 2011:

	Affiliate Value at 10/31/2010	Purchased		Sold		Dividend Income	Affiliate Value at 4/30/2011	Realized Loss
		Cost	Shares	Cost	Shares
Eastman Kodak Co.	$85,924,530	—	—	622,355,158	18,243,000		—	$(551,334,343)

11. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended April 30, 2011.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

Legg Mason Capital Management Value Trust, Inc.	25

Board approval of investment advisory and management agreement (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, LLC (the “Adviser”). The Directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Agreement. At such October meeting the Independent Directors received presentations from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Agreement in executive session held on November 17, 2010.

In voting to approve continuance of the Agreement, the Board, including the Independent Directors, considered whether continuance of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by an affiliate of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a

26	Legg Mason Capital Management Value Trust, Inc.

Board approval of investment advisory and management agreement (unaudited) (cont’d)

description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that after a long-term history of outperformance by the Fund, a period of underperformance resulted in fifth quintile 1, 3, 5 and 10 year performance rankings as of June 30, 2010. However, the Board also considered that performance for the one-year period ended June 30, 2010 was improving relative to the prior periods. The Board also concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board noted that the Adviser’s investment style is relatively more volatile and was disproportionately negatively impacted by the extreme market and credit conditions in 2008 and 2009. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently taken by the Adviser to improve performance and risk awareness. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Adviser which partially reduced the management fee paid to the Adviser) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Legg Mason Capital Management Value Trust, Inc.	27

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were high (fifth quintile) but that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

Legg Mason Capital Management

Value Trust, Inc.

Directors

Mark R. Fetting

Chairman

R. Jay Gerken, CFA

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Value Trust, Inc.

Legg Mason Capital Management Value Trust, Inc.

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Value Trust, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013672 6/11 SR11-1401

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

(This Exhibit should not be filed with the N-CSRS. It is not required in semi-annual report filings. )

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Capital Management Value Trust, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Capital Management Value Trust, Inc.

Date: June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Capital Management Value Trust, Inc.

Date: June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Capital Management Value Trust, Inc.

Date: June 23, 2011